October 31, 1993


Contran Corporation
Three Lincoln Centre
5430 LBJ Freeway, Suite 1700
Dallas, Texas 75240-2697
Attention:     Mr. William C. Timm, Vice President-Finance

     Re:  Third Amendment to Letter Agreement and Security Agreement

Ladies and Gentlemen:

     Reference is made to (a) that certain Letter Agreement dated October 31, 1991, by and among BANQUE PARIBAS HOUSTON AGENCY ("Paribas"), SOCIETE GENERALE ("SG"), BANQUE PARIBAS HOUSTON AGENCY as Agent for Paribas and SG ("Agent") and CONTRAN CORPORATION ("Borrower") relating to a line of credit and letter of credit facility extended to Borrower (as amended, the "Letter Agreement"), (b) that certain Security Agreement dated October 31, 1991, executed by Borrower to and in favor of Agent, Paribas and SG (as amended, the "Security Agreement"),
(c) that certain First Amendment to Letter Agreement and Security Agreement dated March 17, 1991, by among Borrower, Paribas, SG and Agent and (d) that certain Second Amendment to Letter Agreement and Security Agreement dated October 31, 1992, by and among Borrower, Paribas, SG and Agent. Borrower, Paribas, SG and Agent desire to amend the Letter Agreement and the Security Agreement as hereinafter set forth. Accordingly, Borrower, Paribas, SG and Agent, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

     1. Definitions. The term "Letter Agreement", as used in this Third Amendment to Letter Agreement and Security Agreement (this "Amendment"), shall mean the Letter Agreement referred to hereinabove, as amended hereby. The term "Security Agreement", as used in this Amendment, shall mean the Security Agreement referred to hereinabove, as amended hereby. Capitalized terms used in this Amendment, if and to the extent not otherwise defined in this Amendment, shall have the same meanings in this Amendment as in the Letter Agreement; provided, however, that capitalized terms used in amended terms and provisions of the Security Agreement shall have the same meanings as in the Security Agreement.

2.   Amendments to the Letter Agreement

          (a) Maturity Date. The section of the Letter Agreement entitled "Maturity Date" is hereby amended to read in its entirety as follows:

               "October 31, 1994 (the 'Maturity Date'), subject to acceleration upon the occurrence of an Event of Default."

          (b) Other Terms and Provisions. The first sentence of the section of the Letter Agreement entitled "Other Terms and Provisions" is hereby amended to read in its entirety as follows:

               "In addition to the terms an provisions specified herein, the terms and provisions contained in that certain (a) Security Agreement dated October 31, 1991, executed by Borrower to and in favor of Agent and Banks, as amended by that certain First Amendment to Letter Agreement and Security Agreement dated December 17, 1991, by and among Borrower, Banks and Agent, that certain Second Amendment to Letter Agreement and Security Agreement dated October 31, 1992, by and among Borrower, Banks and Agent and that certain Third Amendment to Letter Agreement and Security Agreement dated October 31, 1993, by and among Borrower, Banks and Agent (as amended, the "Security Agreement"), (b) Amended and Restated Promissory Note dated October 31, 1993, in the original principal amount of $9,000,000 made by Borrower payable to the order of Paribas (the "Paribas Note"), (c) Amended and Restated Promissory Note dated October 31, 1993, in the original principal amount of $9,000,000 made by Borrower payable to the order of SG (the "SG Note") (the Paribas Note and the SG Note, together with all renewals, extensions, amendments and replacements thereof from time to time, are hereinafter collectively called the "Promissory Notes"), and (d) all other agreements, documents, instruments and certificates. executed or delivered in connection herewith (this Agreement, the Security Agreement, the Promissory Notes and such other agreements, documents, instruments and certificates, as the same may be amended, renewed, extended, restated or supplemented from time to time, are hereinafter collectively called the "Loan Papers") all of which are incorporated herein by reference for all purposes, shall apply and shall govern the relationship among Borrower, Agent and Banks with respect to the Facility."

     3.   Amendment to Security Agreement.

          (a)  Definition of Loan Papers.  The first sentence of Subparagraph
     (f) of Paragraph 21 of the Security Agreement is hereby amended to read in its entirety as follows:

               "The term "Loan Papers", as used in this Agreement, shall mean and refer to (i) the Letter Agreement, (ii) that certain Amended and Restated Promissory Note dated October 31, 1993, in the original principal amount of $9,000,000 made by the undersigned payable to the order of Banque Paribas Houston Agency, (iii) that certain Amended and Restated Promissory Note dated October 3 1, 1993, in the original principal amount of $9,000,000 made by the undersigned payable to the order of Societe Generale, Southwest Agency, (iv) this Agreement, and (v) the other 'Loan Papers', as such term is defined in the Letter Agreement, as the same may be amended, renewed, extended, restated or supplemented from time to time."

     4.   Ratifications, Representations and Warranties.

          (a) Except as expressly amended by this Amendment, the terms and provisions of the Letter Agreement and the Security Agreement are hereby ratified and confirmed and shall continue in full force and effect. The Letter Agreement and the Security Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with their terms.

          (b) Borrower hereby represents and warrants to Banks that the execution, delivery and performance of this Amendment and gill other Loan Papers executed and/or delivered in connection herewith, and the performance of the transactions contemplated hereby and thereby, have been duly authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower or any other material agreement, document, instrument or certificate to which Borrower, or any of its assets, is a party or is bound or affected.

     5. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

          (a) Agent shall have received the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Banks:

               (i) an Amended and Restated Promissory Note in the original principal amount of $9,000,000 made by Borrower payable to the order of each of Paribas and SG;

               (ii) an Amended and Restated Federal Reserve Form U- 1 executed by Borrower pertaining to this Amendment; and

               (iii) a Corporate Certificate executed by Borrower and certain officers of Borrower evidencing that the transactions contemplated by this Amendment have been duly authorized by all requisite corporate action on the part of Borrower.

          (b) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all agreements, documents, instruments and certificates and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel, Jenkens & Gilchrist, P.C.

     6.   Miscellaneous

          (a) All representations and warranties contained in this Amendment shall survive the execution and delivery of this Amendment and the other Loan Papers, and no investigation by Agent or Banks or any closing shall affect such representations and warranties or the right of Agent and Banks to rely thereon.

          (b) The Loan Papers are hereby amended so that any reference therein to the Letter Agreement or the Security Agreement shall mean a reference to the Letter Agreement or the Security Agreement, respectively, as amended hereby.

          (c) Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

          (d) This Amendment is binding upon and shall inure to the benefit of Banks, Agent and Borrower and their respective successors and assigns; provided, however, that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Banks.

          (e)  This Amendment may be executed in one or more counterparts.

          (f) Borrower agrees to pay on demand by Agent the reasonable fees and out-of-pocket expenses of counsel to Agent and Paribas in connection with the preparation, negotiation and execution of this Amendment and the other Loan Papers executed pursuant hereto.

          (g) THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN PAPERS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN AND AMONG THE PARTIES HERETO WITH RESPECT TO THE FACILITY, THE LOANS AND THE LETTERS OF CREDIT AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN
     (1) BORROWER AND (2) AGENT OR ANY BANK.

     If you are in agreement with all of the terms and conditions stated herein, please indicate by signing below whereupon this Amendment shall become effective as of the date first above written.

                                Sincerely,


                                BANQUE PARIBAS HOUSTON AGENCY
                                Individually and as Agent


                                By:     /s/ Robert G. Shaw
                                        -------------------------
                                Name:   Robert G. Shaw
                                Title:  Vice President




                                By:     /s/ Pierre-Jean de Filippis
                                        -------------------------
                                Name:   Pierre-Jean de Filippis
                                Title:  General Manager


                                SOCIETE GENERALE, SOUTHWEST AGENCY




                                By:     /s/ Matthew C. Flanigan
                                        -------------------------
                                Name:   Matthew C. Flanigan
                                Title:  Vice President and Manager


                                AGREED AND ACCEPTED:

                                CONTRAN CORPORATION

                                By:     /s/ William C. Timm
                                        -------------------------
                                Name:   William C. Timm
                                Title:  Vice President-Finance




                       Effective as of September 30, 1994
                     (except as otherwise provided herein)


Contran Corporation
Three Lincoln Centre
5430 LBJ Freeway, Suite 1700
Dallas, Texas 75240-2697
Attention:     Mr. William C. Timm, Vice President-Finance

     Re:  Fourth Amendment to Letter Agreement and Security Agreement

Ladies and Gentlemen:

     Reference is made to (a) that certain Letter Agreement dated October 31, 1991, by and among BANQUE PARIBAS HOUSTON AGENCY ("Paribas"), SOCIETE GENERALE, SOUTHWEST AGENCY ("SG"), BANQUE PARIBAS HOUSTON AGENCY as Agent for Paribas and SG ("Agent") and CONTRAN CORPORATION ("Borrower") relating to a line of credit and letter of credit facility extended to Borrower (as amended, the "Letter Agreement"), (b) that certain Security Agreement dated October 31, 1991, executed by Borrower to and in favor of Agent, Paribas and SG (as amended, the "Security Agreement"), (c) that certain First Amendment to Letter Agreement and Security Agreement dated March 17, 1991, by among Borrower, Paribas, SG and Agent, (d) that certain Second Amendment to Letter Agreement and Security Agreement dated October 31, 1992, by and among Borrower, Paribas, SG and Agent and (e) that certain Third Amendment to Letter Agreement and Security Agreement dated October 31, 1993, by and among Borrower, Paribas, SG and Agent. Borrower, Paribas, SG and Agent desire to amend the Letter Agreement and the Security Agreement as hereinafter set forth. Accordingly, Borrower, Paribas, SG and Agent, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

1. Definitions. The term "Letter Agreement", as used in this Fourth Amendment to Letter Agreement and Security Agreement (this "Amendment"), shall mean the Letter Agreement referred to hereinabove, as amended hereby. The term "Security Agreement", as used in this Amendment, shall mean the Security Agreement referred to hereinabove, as amended hereby. Capitalized terms used in this Amendment, if and to the extent not otherwise defined in this Amendment, shall have the same meanings in this Amendment as in the Letter Agreement; provided, however, that capitalized terms used in amended terms and provisions of the Security Agreement shall have the same meanings as in the Security Agreement.

     2.   Amendments to the Letter Agreement.

          (a) Letter of Credit Sublimit. The section of the Letter Agreement entitled "Letter of Credit Sublimit" is hereby amended to read in its entirety as follows:

               "The amount available for drawing under outstanding Letters of Credit from time to time shall not exceed $10,000,000 in the aggregate, and the maturity of each Letter of Credit may not exceed one (1) year from the issuance date and may not extend beyond the Maturity Date; provided, however, that the maturity of a Letter of Credit may extend beyond the Maturity Date with the prior written consent of Banks."

          (b) Cash Collateral and Substitution of Collateral. A new section of the Letter Agreement entitled "Cash Collateral and Substitution of Collateral" is hereby added to the Letter Agreement immediately following the section of the Low Agreement entitled "Security", which new section shall read in its entirety as follows:

               "Notwithstanding anything to the contrary contained herein, in the event that, for whatever reason (a) any Letter of Credit is outstanding after the Maturity Date, (b) all Indebtedness (as such term is defined in the Security Agreement) is irrevocably paid in full (other than the contingent indebtedness of Borrower to Banks in connection with outstanding Letters of Credit) and (c) Agent delivers a written notice to Borrower requesting that cash collateral be provided to secure the contingent indebtedness of Borrower to Banks in connection with the outstanding Letters of Credit, then Borrower shall, on or before sixty (60) days after the Maturity Date, pledge, assign and grant a security interest in, to and in favor of Agent on behalf of Banks, Cash Collateral having an aggregate fair market value equal to or greater than the aggregate undrawn amount of the Letters of Credit that are outstanding on the day after the Maturity Date, which Cash Collateral and pledge, assignment and security interest thereof or therein shall be in form and substance reasonably satisfactory to Banks. For purposes of this Agreement, the term "Cash Collateral" shall mean (and shall consist of) cash and any cash equivalents (if any) as Banks may approve as being acceptable cash collateral from time to time. In the event that such Cash Collateral in form and substance reasonably satisfactory to Banks is timely provided to Agent on behalf of Banks as required hereby, then Agent shall, in connection with the providing of such Cash Collateral, release the shares of common stock of Keystone pledged by Borrower to Agent pursuant to the Security Agreement; provided, however, that Agent shall not release any such shares and Borrower shall not be obligated to provide any such Cash Collateral if, on or before the appropriate date of the proposed release, an Event of Default specified in clause (d), (e) or (f) of the "Event of Default" section of this Agreement shall have occurred. In the event that, for whatever reason, Borrower fails to timely provide such Cash Collateral as required pursuant to this section, then, notwithstanding anything to the contrary contained herein or in the Security Agreement, Agent may (at its discretion) sell, transfer, dispose of or otherwise liquidate all or any portion of the shares of common stock of Keystone pledged by Borrower to Agent pursuant to the Security Agreement and any other Collateral securing the Indebtedness (as such term is defined in the Security Agreement) and hold the proceeds thereof as cash collateral to secure the Indebtedness (as such term is defined in the Security Agreement), including, without limitation, the contingent indebtedness of Borrower to Banks in connection with outstanding Letters of Credit, pursuant to the Security Agreement. To the extent the Cash Collateral consists of cash, it shall be held in an interest bearing account or accounts mutually acceptable to Borrower and Agent and, if and to the extent feasible, the interest accrued thereon shall be distributed to Borrower from time to time upon request by Borrower to Agent so long as no Event of Default, or occurrence or event which, with the giving of notice or lapse of time, or both, would become an Event of Default, has occurred and is then continuing."

          (c) Representations and Warranties. Subparagraph (d) of the section of the Letter Agreement entitled "Representations and Warranties" is hereby amended to read in its entirety as follows:

               "all shares of common stock of Keystone constituting a part of the Collateral and all shares of common stock of Keystone which may be subsequently pledged as Collateral (i) are not subject to any restrictions on sale or transfer except for any restrictions regarding compliance with applicable securities laws and (ii) either (A) are not, and will not be, "restricted securities" as such term is used or defined in paragraph (a)(3) of Rule 144, or (B) if and to the extent such shares are or will be "restricted securities" as so defined, such shares have been held by Borrower for greater than three (3) years within the meaning of and as calculated pursuant to the holding period provisions of paragraph (d) of Rule 144, and Borrower fully paid the purchase price of the Keystone shares at the time it acquired the Keystone shares and did not give a promissory note or enter into any installment purchase contract or any other obligation as any part of its payment of the purchase price of the Keystone shares; provided, however, that the representation and warranty contained in clause (ii) immediately preceding shall apply only to 2,971,233 shares of common stock of Keystone pledged as Collateral."

          (d) Other Terms and Provisions. The first sentence of the section of the Letter Agreement entitled "Other Terms and Provisions" is hereby amended to read in its entirety as follows:

               "In addition to the terms and provisions specified herein, the terms and provisions contained in that certain (a) Security Agreement dated October 31, 1991, executed by Borrower to and in favor of Agent and Banks, as amended by that certain First Amendment to Letter Agreement and Security Agreement dated December 17, 1991, by and among Borrower, Banks and Agent, that certain Second Amendment to Letter Agreement and Security Agreement dated October 31, 1992, by and among Borrower, Banks and Agent, that certain Third Amendment to Letter Agreement and Security Agreement dated October 31, 1993, by and among Borrower, Banks and Agent and that certain Fourth Amendment to Letter Agreement and Security Agreement dated September 30, 1994, by and among Borrower, Banks and Agent (as amended, the "Security Agreement"), (b) Amended and Restated Promissory Note dated October 31, 1993, in the original principal amount of $9,000,000 made by Borrower payable to the order of Paribas (the "Paribas Note"), (c) Amended and Restated Promissory Note dated October 31, 1993, in the original principal amount of $9,000,000 made by Borrower payable to the order of SG (the "SG Note") (the Paribas Note and the SG Note, together with all renewals, extensions, amendments and replacements thereof from time to time, are hereinafter collectively called the 'Promissory Notes'), and (d) all other agreements, documents, instruments and certificates executed or delivered in connection herewith (this Agreement, the Security Agreement, the Promissory Notes and such other agreements, documents, instruments and certificates, as the same may be amended, renewed, extended, restated or supplemented from time to time, are hereinafter collectively called the "Loan Papers"), all of which are incorporated herein by reference for all purposes, shall apply and shall govern the relationship among Borrower, Agent and Banks with respect to the Facility."

     3.   Amendments to the Security Agreement.

          (a) Definition of Keystone Shares. Clause (i) of Subparagraph (b) of Paragraph 21 of the Security Agreement is hereby amended to read in its entirety as follows:

               "(i) the 2,971,233 shares of common stock of Keystone Consolidated Industries, Inc. ("Keystone") delivered to the Bank prior to or on or about October 31, 1991 and any and all additional shares of common stock of Keystone at any time delivered to the Bank (collectively, the "Keystone Shares");".

          (b) Definition of Indebtedness. Subparagraph (d)) of Paragraph 21 of the Security Agreement is hereby amended to read in its entirety as follows:

               "The term 'Indebtedness', as used in this Agreement, shall mean and refer to any and all debts, obligations or liabilities, whether now existing or herewith or hereafter incurred or created, whether voluntary or involuntary, whether due or not due, whether absolute or contingent, or whether incurred directly or acquired by the Bank by assignment or otherwise, of the undersigned to the Bank pursuant to the Letter Agreement (as hereinafter defined), the Promissory Notes (as hereinafter defined), the Letters of Credit (as such term is defined in the Letter Agreement) or the other Loan Papers (as hereinafter defined)."

          (c) Cash Collateral. Subparagraph (1) of Paragraph 21 of the Security Agreement is hereby amended to read in its entirety as follows:

               "If, by reason of the occurrence of an Event of Default or the fact that any Letter of Credit is outstanding after the Maturity Date (as such term is defined in the Letter Agreement), Agent or any Bank receives cash collateral or other payment from Borrower or proceeds from the disposition of any Collateral at a time when any Letter of Credit remains outstanding, Agent shall be entitled, after application of such cash collateral or other payment or proceeds to any Indebtedness then due and payable by Borrower if Agent elects to make such application, to retain such cash collateral or other payment or proceeds as cash collateral to secure the remaining Indebtedness (including without limitation any Indebtedness consisting of contingent indebtedness with respect to Letters of Credit) and, in furtherance thereof, Borrower hereby grants to the Bank a security interest therein as security for the Indebtedness in accordance with this Agreement."

4.   Ratifications, Representations and Warranties.

          (a) Except as expressly amended by this Amendment, the terms and provisions of the Letter Agreement and the Security Agreement are hereby ratified and confirmed and shall continue in full force and effect. The Letter Agreement and the Security Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with their terms.

          (b) Borrower hereby represents and warrants to Banks that the execution, delivery and performance of this Amendment and all other Loan
     Papers executed and/or delivered in     connection herewith, and the
     performance of the transactions contemplated hereby and thereby, have been duly authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower or any other material agreement, document, instrument or certificate to which Borrower, or any of its assets, is a party or is bound or affected.

     5. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

          (a) Agent shall have received the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Banks:

               (i) a Corporate Certificate executed by Borrower and certain officers of Borrower evidencing that the transactions contemplated by this Amendment have been duly authorized by all requisite corporate action on the part of Borrower.

          (b) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all agreements, documents, instruments and certificates and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel, Jenkens & Gilchrist, P.C.

6.   Miscellaneous.

          (a) All representations and warranties contained in this Amendment shall survive the execution and delivery of this Amendment and the other Loan Papers, and no investigation by Agent or Banks or any closing shall affect such representations and warranties or the right of Agent and Banks to rely thereon.

          (b) The Loan Papers are hereby amended so that any reference therein to the Letter Agreement or the Security Agreement shall mean a reference to the Letter Agreement or the Security Agreement, respectively, as amended hereby.

          (c) Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

          (d) This Amendment is binding upon and shall inure to the benefit of Banks, Agent and Borrower and their respective successors and assigns; provided, however, that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Banks.

          (e)  This Amendment may be executed in one or more counterparts.

          (f) Borrower agrees to pay on demand by Agent the reasonable fees and out-of-pocket expenses of counsel to Agent and Paribas in connection with the preparation, negotiation and execution of this Amendment and the other Loan Papers executed pursuant hereto.

          (g) THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN PAPERS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN AND AMONG THE PARTIES HERETO WITH RESPECT TO THE FACILITY, THE LOANS AND THE LETTERS OF CREDIT AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN
     (1) BORROWER AND (2) AGENT OR ANY BANK.

     If you are in agreement with all of the terms and conditions stated herein, please indicate by signing below whereupon this Amendment shall become effective as of the date first above written.

                                Sincerely,


                                BANQUE PARIBAS HOUSTON AGENCY
                                Individually and as Agent




                                By:     /s/ Robert G. Shaw
                                        -------------------------
                                Name:   Robert G. Shaw
                                Title:  Vice President




                                By:     /s/ Pierre-Jean de Filippis
                                        -------------------------
                                Name:   Pierre-Jean de Filippis
                                Title:  General Manager


                                SOCIETE GENERALE, SOUTHWEST AGENCY




                                By:     /s/ Matthew C. Flanigan
                                        -------------------------
                                Name:   Matthew C. Flanigan
                                Title:  Vice President and Manager




                                By:     /s/ Richard M. Lewis
                                        -------------------------
                                Name:   Richard M. Lewis
                                Title:  Assistant Vice President

                                AGREED AND ACCEPTED:

                                CONTRAN CORPORATION




                                By:     /s/ William C. Timm
                                        -------------------------
                                Name:   William C. Timm
                                Title:  Vice President-Finance





                        Effective as of October 31, 1994

Contran Corporation
Three Lincoln Centre
5430 LBJ Freeway, Suite 1700
Dallas, Texas 75240-2697
Attention:     Mr. William C. Timm, Vice President-Finance

     Re:  Fifth Amendment to Letter Agreement and Security Agreement

Ladies and Gentlemen:

     Reference is made to (a) that certain Letter Agreement dated October 31, 1991, by and among BANQUE PARIBAS HOUSTON AGENCY ("Paribas"), SOCIETE GENERALE, SOUTHWEST AGENCY ("SG"), BANQUE PARIBAS HOUSTON AGENCY as Agent for Paribas and SG ("Agent") and CONTRAN CORPORATION ("Borrower") relating to a line of credit and letter of credit facility extended to Borrower (as amended, the "Letter Agreement"), (b) that certain Security Agreement dated October 31, 1991, executed by Borrower to and in favor of Agent, Paribas and SG (as amended, the "Security Agreement"), (c) that certain First Amendment to Letter Agreement and Security Agreement dated March 17, 1991, by among Borrower, Paribas, SG and Agent, (d) that certain Second Amendment to Letter Agreement and Security Agreement dated October 31, 1992, by and among Borrower, Paribas, SG and Agent,
(e) that certain Third Amendment to Letter Agreement and Security Agreement dated October 31, 1993, by and among Borrower, Paribas, SG and Agent and (f) that certain Fourth Amendment to Letter Agreement and Security Agreement dated October 31, 1994, by and among Borrower, Paribas, SG and Agent. Borrower, Paribas, SG and Agent desire to amend the Letter Agreement and the Security Agreement as hereinafter set forth. Accordingly, Borrower, Paribas, SG and Agent, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

     1. Definitions. The term "Letter Agreement", as used in this Fourth Amendment to Letter Agreement and Security Agreement (this "Amendment"), shall mean the Letter Agreement referred to hereinabove, as amended hereby. The term "Security Agreement", as used in this Amendment, shall mean the Security Agreement referred to hereinabove, as amended hereby. Capitalized terms used in this Amendment, if and to the extent not otherwise defined in this Amendment, shall have the same meanings in this Amendment as in the Letter Agreement; provided, however, that capitalized terms used in amended terms and provisions of the Security Agreement shall have the same meanings as in the Security Agreement.

     2.   Amendments to the Letter Agreement.

          (a) Maturity Date. The section of the Letter Agreement entitled "Maturity Date" is hereby amended to read in its entirety as follows:

               "October 30, 1995 (the 'Maturity Date'), subject to acceleration upon the occurrence of an Event of Default."

          (b) Other Terms and Provisions. The first sentence of the section of the Letter Agreement entitled "Other Terms and Provisions' is hereby amended to read in its entirety as follows:

               "In addition to the terms and provisions specified herein, the terms and provisions contained in that certain (a) Security Agreement dated October 31, 1991, executed by Borrower to and in favor of Agent and Banks, as amended by that certain First Amendment to Letter Agreement and Security Agreement dated December 17, 1991, by and among Borrower, Banks and Agent, that certain Second Amendment to Letter Agreement and Security Agreement dated October 31, 1992, by and among Borrower, Banks and Agent, that certain Third Amendment to Letter Agreement and Security Agreement dated October 31, 1993, by and among Borrower, Banks and Agent, that certain Fourth Amendment to Letter Agreement and Security Agreement dated September 30, 1994, by and among Borrower, Banks and Agent and that certain Fifth Amendment to Letter Agreement and Security Agreement dated October 31, 1994, by and among Borrower, Banks and Agent (as amended, the 'Security Agreement'), (b) Amended and Restated Promissory Note dated October 31, 1994, in the original principal amount of $9,000,000 made by Borrower payable to the order of Paribas (the 'Paribas Note'), (c) Amended and Restated Promissory Note dated October 31, 1994, in the original principal amount of $9,000,000 made by Borrower payable to the order of SG (the 'SG Note') (the Paribas Note and the SG Note, together with all renewals, extensions, amendments and replacements thereof from time to time, are hereinafter collectively called the 'Promissory Notes'), and
               (d) all other agreements, documents, instruments and certificates executed or delivered in connection herewith (this Agreement, the Security Agreement, the Promissory Notes and such other agreements, documents, instruments and certificates, as the same may be amended, renewed, extended, restated or supplemented from time to time, are hereinafter collectively called the 'Loan Papers'), all of which are incorporated herein by reference for all purposes, shall apply and shall govern the relationship among Borrower, Agent and Banks with respect to the Facility."

     3.   Amendments to the Security Agreement.

          (a) Definition of Loan Papers. The first sentence of Subpargraph (f) of Paragraph 21 of the Security Agreement is hereby amended to read in its entirety as follows:

               "The term 'Loan Papers', as used in this Agreement, shall mean and refer to (i) the Letter Agreement, (ii) that certain Amended and Restated Promissory Note dated October 31, 1994, in the original principal amount of $9,000,000 made by the undersigned payable to the order of Banque Paribas Houston Agency, (iii) that certain Amended and Restated Promissory Note dated October 31, 1994, in the original principal amount of $9,000,000 made by the undersigned payable to the order of Societe Generale, Southwest Agency, (iv) this Agreement, and (v) the other 'Loan Papers', as such term is defined in the Letter Agreement, as the same may be amended, renewed, extended, restated or supplemented from time to time."

     4.   Ratifications, Representations and Warranties.

          (a) Except as expressly amended by this Amendment, the terms and provisions of the Letter Agreement and the Security Agreement are hereby ratified and confirmed and shall continue in full force and effect. The Letter Agreement and the Security Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with their terms.

          (b) Borrower hereby represents and warrants to Banks that the execution, delivery and performance of this Amendment and all other Loan
     Papers executed and/or delivered in     connection herewith, and the
     performance of the transactions contemplated hereby and thereby, have been duly authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower or any other material agreement, document, instrument or certificate to which Borrower, or any of its assets, is a party or is bound or affected.

     5. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

          (a) Agent shall have received the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Banks:

               (i) an Amended and Restated Promissory Note in the original principal amount of $9,000,000 made by Borrower payable to the order of each of Paribas and SG;

               (ii) an Amended and Restated Federal Reserve Form U-1 executed by Borrower pertaining to this Amendment; and

               (iii) a Corporate Certificate executed by Borrower and certain officers of Borrower evidencing that the transactions contemplated by this Amendment have been duly authorized by all requisite corporate action on the part of Borrower.

          (b) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all agreements, documents, instruments and certificates and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel, Jenkens & Gilchrist, P.C.

     6.   Miscellaneous.

          (a) All representations and warranties contained in this Amendment shall survive the execution and delivery of this Amendment and the other Loan Papers, and no investigation by Agent or Banks or any closing shall affect such representations and warranties or the right of Agent and Banks to rely thereon.

          (b) The Loan Papers are hereby amended so that any reference therein to the Letter Agreement or the Security Agreement shall mean a reference to the Letter Agreement or the Security Agreement, respectively, as amended hereby.

          (c) Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

          (d) This Amendment is binding upon and shall inure to the benefit of Banks, Agent and Borrower and their respective successors and assigns; provided, however, that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Banks.

          (e)  This Amendment may be executed in one or more counterparts.

          (f) Borrower agrees to pay on demand by Agent the reasonable fees and out-of-pocket expenses of counsel to Agent and Paribas in connection with the preparation, negotiation and execution of this Amendment and the other Loan Papers executed pursuant hereto.

          (g) THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN PAPERS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN AND AMONG THE PARTIES HERETO WITH RESPECT TO THE FACILITY, THE LOANS AND THE LETTERS OF CREDIT AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN
     (1) BORROWER AND (2) AGENT OR ANY BANK.

     If you are in agreement with all of the terms and conditions stated herein, please indicate by signing below whereupon this Amendment shall become effective as of the date first above written.

                                Sincerely,


                                BANQUE PARIBAS HOUSTON AGENCY
                                Individually and as Agent




                                By:     /s/ Robert G. Shaw
                                        -------------------------
                                Name:   Robert G. Shaw
                                Title:  Vice President

                                By:     /s/ Pierre-Jean de Filippis
                                        -------------------------
                                Name:   Pierre-Jean de Filippis
                                Title:  General Manager


                                SOCIETE GENERALE, SOUTHWEST AGENCY




                                By:     /s/ Matthew C. Flanigan
                                        -------------------------
                                Name:   Matthew C. Flanigan
                                Title:  Vice President and Manager




                                By:     /s/ Richard M. Lewis
                                        -------------------------
                                Name:   Richard M. Lewis
                                Title:  Assistant Vice President

                                AGREED AND ACCEPTED:

                                CONTRAN CORPORATION




                                By:     /s/ William C. Timm
                                        -------------------------
                                Name:   William C. Timm
                                Title:  Vice President-Finance





                        Effective as of October 30, 1995


Contran Corporation
Three Lincoln Centre
5430 LBJ Freeway, Suite 1700
Dallas, Texas 75240-2697
Attention:     Mr. William C. Timm, Vice President-Finance

     Re:  Sixth Amendment to Letter Agreement and Security Agreement

Ladies and Gentlemen:

     Reference is made to (a) that certain Letter Agreement dated October 31, 1991, by and among BANQUE PARIBAS HOUSTON AGENCY ("Paribas"), SOCIETE GENERALE SOUTHWEST AGENCY, BANQUE PARIBAS HOUSTON AGENCY as Agent for Paribas and SG ("Agent") and CONTRAN CORPORATION ("Borrower") relating to a line of credit and letter of credit facility extended to Borrower (as amended, the "Letter Agreement"), (b) that certain Security Agreement dated October 31, 1991, executed by Borrower to and in favor of Agent, Paribas and SG (as amended, the "Security Agreement"), (c) that certain First Amendment to Letter Agreement and Security Agreement dated March 17, 1991, by among Borrower, Paribas, SG and Agent, (d) that certain Second Amendment to Letter Agreement and Security Agreement dated October 31, 1992, by and among Borrower, Paribas, SG and Agent,
(e) that certain Third Amendment to Letter Agreement and Security Agreement dated October 31, 1993, by and among Borrower, Paribas, SG and Agent, (f) that certain Fourth Amendment to Letter Agreement and Security Agreement dated September 30, 1994, by and among Borrower, Paribas, SG and Agent and (g) that certain Fifth Amendment to Letter Agreement and Security Agreement dated October 31, 1994, by and among Borrower, Paribas, SG and Agent. Borrower, Paribas, SG and Agent desire to amend the Letter Agreement and the Security Agreement as hereinafter set forth. Accordingly, Borrower, Paribas, SG and Agent, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

     1. Definitions. The term "Letter Agreement" , as used in this Sixth Amendment to Utter Agreement and Security Agreement (this "Amendment"), shall mean the Letter Agreement referred to hereinabove, as amended hereby. The term "Security Agreement", as used in this Amendment, shall mean the Security Agreement referred to hereinabove, as amended hereby. Capitalized terms used in this Amendment, if and to the extent not otherwise defined in this Amendment, shall have the same meanings in this Amendment as in the Letter Agreement; provided, however, that capitalized terms used in amended terms and provisions of the Security Agreement shall have the same meanings as in the Security Agreement.

     2.   Amendments to the Letter Agreement.

          (a) Facility. The section of the Letter Agreement entitled "Facility" is hereby amended to read in its entirety as follows:

               "$20,000,000 (the 'Committed Amount') aggregate committed line of credit for loans (the 'Loan') and letters of credit (the 'Letters of Credit'), subject to the Advance Rate (as hereinafter defined) and the other terms and conditions of this Agreement and the other Loan Papers (as hereinafter defined); provided, however, that the commitment of Paribas shall be $11,000,000 of the Committed Amount and the commitment of SG shall be $9,000,000 of the Committed Amount. The commitments of Banks under this Facility shall expire on the earlier to occur of the Maturity Date (as hereinafter defined) or the occurrence of an Event of Default. Banks shall not be obligated to make any advances of Loans or issue any Letter of Credit under the Facility on or after the Maturity Date."

          (b) Security. The section of the Letter Agreement entitled "Security" is hereby amended to read in its entirety as follows:

               "Banks shall have a perfected first priority security interest in at least 3,121,233 shares of common stock of Keystone Consolidated Industries, Inc. ('Keystone'). Borrower shall deliver to Agent the stock certificates representing the Keystone shares and appropriate stock powers, executed in blank and in proper form for transfer, relating thereto, and thereby pledge the Keystone shares to Banks as further provided in the Security Agreement (as hereinafter defined). Borrower may, from time to time, pledge additional marketable securities acceptable to Banks in their discretion, including shares of common stock of Keystone which Banks hereby agree, in advance, are acceptable collateral."

          (c) Maturity Date. The section of the Letter Agreement entitled "Maturity Date" is hereby amended to read in its entirety as follows:

               "October 29, 1996 (the 'Maturity Date'), subject to acceleration upon the occurrence of an Event of Default."

          (d) Borrowing Rates. The first sentence of the section of the Letter Agreement entitled "Borrowing Rates" is hereby amended to read in its entirety as follows:

               "Borrower's option of Base Rate (as defined in the Promissory Notes) or one, two or three month reserve adjusted LIBOR + 1-1/2 %(the 'LIBOR Rate')".

          (e) Representations and Warranties. Subparagraph (d) of the, section of the Letter Agreement entitled "Representations and Warranties' is hereby amended to read in its entirety as follows:

               "all shares of common stock of Keystone constituting a part of the Collateral and all shares of common stock of Keystone which may be subsequently pledged as Collateral (i) are not subject to any restrictions on sale or transfer except for any restrictions regarding compliance with applicable securities laws and (ii) either (A) are not, and will not be, "restricted securities" as such term is used or defined in paragraph (a)(3) of Rule 144, or (B) if and to the extent such shares are or will be "restricted securities" as so defined, such shares have been held by Borrower for greater than three (3) years within the meaning of and as calculated pursuant to the holding period provisions of paragraph (d) of Rule 144, and Borrower fully paid the purchase price of the Keystone shares at the time it acquired the Keystone shares and did not give a promissory note or enter into any installment purchase contract or any other obligation as any part of its payment of the purchase price of the Keystone shares; provided, however, that (1) the representation and warranty contained in clause (ii) immediately preceding shall apply only to 3,121,233 shares of common stock of Keystone pledged as Collateral and (2) 400,000 shares of common stock of Keystone pledged as Collateral have been held by Borrower only since the date of the stock certificates evidencing such shares as stated in Paragraph 4 of the certain letter agreement dated December 7, 1994, by and among Borrower, Banks and Agent."

          (f) Other, Terms and Provisions. The first sentence of the section of the Letter Agreement entitled "Other Terms and Provisions" is hereby amended to read in its entirety as follows:

               "In addition to the terms and provisions specified herein, the terms and provisions contained in that certain (a) Security Agreement dated October 31, 1991, executed by Borrower to and in favor of Agent and Banks, as amended by that certain First Amendment to Letter Agreement and Security Agreement dated December 17, 1991, by and among Borrower, Banks and Agent, that certain Second Amendment to Letter Agreement and Security Agreement dated October 31, 1992, by and among Borrower, Banks and Agent, that certain Third Amendment to Letter Agreement and Security Agreement dated October 31, 1993, by and among Borrower, Banks and Agent, that certain Fourth Amendment to Letter Agreement and Security Agreement dated September 30, 1994, by and among Borrower, Banks and Agent, that certain Fifth Amendment to Letter Agreement and Security Agreement dated October 31, 1994, by and among Borrower, Banks and Agent and that certain Sixth Amendment to Letter Agreement and Security Agreement dated October 30, 1995, by and among Borrower, Banks and Agent (as amended, the 'Security Agreement'), (b) Amended and Restated Promissory Note dated October 30, 1995, in the original principal amount of $11,000,000 made by Borrower payable to the order of Paribas (the 'Paribas
               Note), (c) Amended and Restated Promissory Note dated October 30, 1995, in the original principal amount of $9,000,000 made by Borrower payable to the order of SG (the 'SG Note') (the Paribas Note and the SG Note, together with all renewals, extensions, amendments and replacements thereof from time to time, are hereinafter collectively called the 'Promissory Notes), and (d) all other agreements, documents, instruments and certificates executed or delivered in connection herewith (this Agreement, the Security Agreement, the Promissory Notes and such other agreements, documents, instruments and certificates, as the same may be amended, renewed, extended, restated or supplemented from time to time, are hereinafter collectively called the 'Loan Papers'), all of which are incorporated herein by reference for all purposes, shall apply and shall govern the relationship among Borrower, Agent and Banks with respect to the Facility."

          (g) Pro Rata Share. The first sentence of the section of the Letter Agreement entitled "Pro Rata Share" is hereby deleted.

     3.   Amendments to Security Agreement.

          (a) Definition of Collateral. Clause (i) of Subparagraph (b) of Paragraph 21 of the Security Agreement (see Addendum 2 to the Security Agreement regarding definition of Collateral) is hereby amended to read in its entirety as follows:

                    "(i)   the 3,121,233 shares of common stock of Keystone
               Consolidated Industries, Inc. ('Keystone') previously delivered and/or concurrently herewith being delivered to the Bank (the 'Keystone Shares');".

          (b)  Definition of Loan Papers. The first sentence of Subparagraph
     (f) of Paragraph 21 of the Security Agreement is hereby amended to read in its entirety as follows:

               "The term 'Loan Papers', as used in this Agreement, shall mean and refer to (i) the Letter Agreement, (ii) that certain Amended and Restated Promissory Note dated October 30, 1995, in the original principal amount of $1 1,000,000 made by the undersigned payable to the order of Banque Paribas Houston Agency, (iii) that certain Amended and Restated Promissory Note dated October 30, 1995, in the original principal amount of $9,000,000 made by the undersigned payable to the order of Societe Generale, Southwest Agency, (iv) this Agreement, and (v) the other 'Loan Papers', as such term is defined in the Letter Agreement, as the same may be amended, renewed, extended, restated or supplemented from time to time."

     4.   Ratifications, Representations and Warranties.

          (a) Except as expressly amended by this Amendment, the terms and provisions of the Letter Agreement and the Security Agreement are hereby ratified and confirmed and shall continue in full force and effect. The Letter Agreement and the Security Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with their terms.

          (b) Borrower hereby represents and warrants to Banks that the execution, delivery and performance of this Amendment and all other Loan
     Papers executed and/or delivered in     connection herewith, and the
     performance of the transactions contemplated hereby and thereby, have been duly authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower or any other material agreement, document, instrument or certificate to which Borrower, or any of its assets, is a party or is bound or affected.

     5. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

          (a) Agent shall have received the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Banks:

               (i) an Amended and Restated Promissory Note in the original principal amount of $11,000,000 made by Borrower payable to the order of Paribas and an Amended and Restated Promissory Note in the original principal amount of $9,000,000 made by Borrower payable to the order of SG;

               (ii) an Amended and Restated Federal Reserve Form U-I executed by Borrower pertaining to this Amendment; and

               (iii) a Corporate Certificate executed by Borrower and certain officers of Borrower evidencing that the transactions contemplated by this Amendment have been duly authorized by all requisite corporate action on the part of Borrower.

          (b) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all agreements, documents, instruments and certificates and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel, Jenkens & Gilchrist, P.C.

     6.   Miscellaneous

          (a) All representations and warranties contained in this Amendment shall survive the execution and delivery of this Amendment and the other Loan Papers, and no investigation by Agent or Banks or any closing shall affect such representations and warranties or the right of Agent and Banks to rely thereon.

          (b) The Loan Papers are hereby amended so that any reference therein to the Letter Agreement or the Security Agreement shall mean a reference to the Letter Agreement or the Security Agreement, respectively, as amended hereby.

          (c) Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

          (d) This Amendment is binding upon and shall inure to the benefit of Banks, Agent and Borrower and their respective successors and assigns; provided, however, that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Banks.

          (e)  This Amendment may be executed in one or more counterparts.

          (f) Borrower agrees to pay on demand by Agent the reasonable fees and out-of-pocket expenses of counsel to Agent and Paribas in connection with the preparation, negotiation and execution of this Amendment and the other Loan Papers executed pursuant hereto.

          (g) THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN PAPERS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN AND AMONG THE PARTIES HERETO WITH RESPECT TO THE FACILITY, THE LOANS AND THE LETTERS OF CREDIT AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN
     (1) BORROWER AND (2) AGENT OR ANY BANK.

     If you are in agreement with all of the terms and conditions stated herein, please indicate by signing below whereupon this Amendment shall become effective as of the date first above written.

                                Sincerely,


                                BANQUE PARIBAS HOUSTON AGENCY
                                Individually and as Agent




                                By:     /s/ Christopher S. Goodwin
                                        -------------------------
                                Name:   Christopher S. Goodwin
                                Title:  Vice President




                                By:     /s/ Cheryl Johnson
                                        -------------------------
                                Name:   Cheryl Johnson
                                Title:  Assistant Vice President


                                SOCIETE GENERALE, SOUTHWEST AGENCY



                                By:     /s/ Richard M. Lewis
                                        -------------------------
                                Name:   Richard M. Lewis
                                Title:  Vice President


                                AGREED AND ACCEPTED:

                                CONTRAN CORPORATION




                                By:     /s/ William C. Timm
                                        -------------------------
                                Name:   William C. Timm
                                Title:  Vice President-Finance





                         Effective as of March 27, 1996


Contran Corporation
Three Lincoln Centre
5430 LBJ Freeway, Suite 1700
Dallas, Texas 75240-2697
Attention:     Mr. William C. Timm, Vice President-Finance

     Re:  Seventh Amendment to Letter Agreement and Security Agreement

 Ladies and Gentlemen:

     Reference is made to (a) that certain Letter Agreement dated October 31, 1991, by and among BANQUE PARIBAS HOUSTON AGENCY ("Paribas"), SOCIETE GENERALE, SOUTHWEST AGENCY, BANQUE PARIBAS, HOUSTON AGENCY as Agent for Paribas and SG ("Agent") and CONTRAN CORPORATION ("Borrower") relating to a line of credit and letter of credit facility extended to Borrower (as amended, the "Letter Agreement"), (b) that certain Security Agreement dated October 31, 1991, executed by Borrower to and in favor of Agent, Paribas and SG (as amended, the "Security Agreement"), (c) that certain First Amendment to Letter Agreement and Security Agreement dated March 17, 1991, by among Borrower, Paribas, SG and Agent, (d) that certain Second Amendment to Letter Agreement and Security Agreement dated October 31, 1992, by and among Borrower, Paribas, SG and Agent,
(e) that certain Third Amendment to Letter Agreement and Security Agreement dated October 31, 1993, by and among Borrower, Paribas, SG and Agent, (f) that certain Fourth Amendment to Letter Agreement and Security Agreement dated September 30, 1994, by and among Borrower, Paribas, SG and Agent, (g) that certain Fifth Amendment to Letter Agreement and Security Agreement dated October 31, 1994, by and among Borrower, Paribas, SG and Agent, and (h) that certain Sixth Amendment to Letter Agreement and Security Agreement dated October 30, 1995, by and among Borrower, Paribas, SG and Agent. Borrower, Paribas, SG and Agent desire to amend the Letter Agreement and the Security Agreement as hereinafter set forth. Accordingly, Borrower, Paribas, SG and Agent, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

     1. Definitions. The term "Letter Agreement", as used in this Seventh Amendment to Letter Agreement and Security Agreement (this "Amendment"), shall mean the Letter Agreement referred to hereinabove, as amended hereby. The term "Security Agreement", as used in this Amendment, shall mean the Security Agreement referred to hereinabove, as amended hereby. Capitalized terms used in this Amendment, if and to the extent not otherwise defined in this Amendment, shall have the same meanings in this Amendment as in the Letter Agreement; provided, however, that capitalized terms used in amended terms and provisions of the Security Agreement shall have the same meanings as in the Security Agreement.

     2.   Amendments to the Letter Agreement.

          (a) Security. The section of the Letter Agreement entitled "Security" is hereby amended to read in its entirety as follows:

               "Banks shall have a perfected first priority security interest in at least (a) 3,121,233 shares of common stock of Keystone Consolidated Industries, Inc. ('Keystone') and (b) 2,000,000 shares of common stock of Valhi, Inc. ('Valhi'). Borrower shall deliver to Agent the stock certificates representing the Keystone shares and the Valhi shares and appropriate stock powers, executed in blank and in proper form for transfer, relating thereto, and thereby pledge the Keystone shares and the Valhi shares to Banks as further provided in the Security Agreement (as hereinafter defined). Borrower may, from time to time, pledge additional marketable securities acceptable to Banks in their discretion, including shares of common stock of Keystone and Valhi which Banks hereby agree, in advance, are acceptable collateral; provided, however, that additional shares of common stock of Valhi that would result in the pledge of ten percent or more of any class of stock issued by Valhi are not so agreed by the Banks in advance to be acceptable collateral."

          (b) Collateral Value Maintenance. The section of the Letter Agreement entitled 'Collateral Value Maintenance' is hereby amended to add the word "promptly" immediately following the word "shall" and preceding the word 'either' in the fifth line of such section.

          (c) Representations and Warranties. Subparagraph (d) of the section of the Letter Agreement entitled "Representations and Warranties" is hereby amended to read in its entirety as follows:

               "all shares of common stock of Keystone constituting a part of the Collateral, all shares of common stock of Valhi constituting a part of the Collateral and all shares of common stock of Keystone or Valhi which may be subsequently pledged as Collateral (i) are not subject to any restrictions on sale or transfer except for any restrictions regarding compliance with applicable securities laws and
               (ii) either (A) are not, and will not be, 'restricted securities' as such term is used or defined in paragraph
               (a)(3) of Rule 144, or (B) if and to the extent such shares are or will be 'restricted securities' as so defined, such shares have been held by Borrower for greater than three (3) years within the meaning of and as calculated pursuant to the holding period provisions of paragraph (d) of Rule 144, and Borrower fully paid the purchase price of the Keystone shares and the Valhi shares at the time it acquired the Keystone shares and the Valhi shares, respectively, and did not give a promissory note or enter into any installment purchase contract or any other obligation to or with the transferor of such Keystone shares or Valhi shares, respectively, as any part of its payment of the purchase price of the Keystone shares or the Valhi shares, respectively; provided, however, that (1) the representation and warranty contained in clause (ii) immediately preceding as it relates to the Keystone shares only (but not as it relates to the Valhi shares) shall apply only to 3,121,233 shares of common stock of Keystone pledged as Collateral and
               (2) 400,000 shares of common stock of Keystone pledged as Collateral have been held by Borrower only since the date of the stock certificates evidencing such shares as stated in Paragraph 4 of the certain letter agreement dated December 7, 1994, by and among Borrower, Banks and Agent."

          (d) Other Terms and Provisions. The first sentence of the section of the Letter Agreement entitled "Other Terms and Provisions" is hereby amended to read in its entirety as follows:

               "In addition to the terms and provisions specified herein, the terms and provisions contained in that certain (a) Security Agreement dated October 31, 1991, executed by Borrower to and in favor of Agent and Banks, as amended by that certain First Amendment to Letter Agreement and Security Agreement dated December 17, 1991, by and among Borrower, Banks and Agent, that certain Second Amendment to Letter Agreement and Security Agreement dated October 31, 1992, by and among Borrower, Banks and Agent, that certain Third Amendment to Letter Agreement and Security Agreement dated October 31, 1993, by and among Borrower, Banks and Agent, that certain Fourth Amendment to Letter Agreement and Security Agreement dated September 30, 1994, by and among Borrower, Banks and Agent, that certain Fifth Amendment to Letter Agreement and Security Agreement dated October 31, 1994, by and among Borrower, Banks and Agent, that certain Sixth Amendment to Letter Agreement and Security Agreement dated October 30, 1995, by and among Borrower, Banks and Agent and that certain Seventh Amendment to Letter Agreement and Security Agreement dated March 27, 1996, by and among Borrower, Banks and Agent (as amended, the 'Security Agreement'), (b) Amended and Restated Promissory Note dated October 30, 1995, in the original principal amount of $11,000,000 made by Borrower payable to the order of Paribas (the 'Paribas Note'), (c) Amended and Restated Promissory Note dated October 30, 1995, in the original principal amount of $9,000,000 made by Borrower payable to the order of SG (the 'SG Note') (the Paribas Note and the SG Note, together with all renewals, extensions, amendments and replacements thereof from time to time, are hereinafter collectively called the 'Promissory Notes'), and (d) all other agreements, documents, instruments and certificates executed or delivered in connection herewith (this Agreement, the Security Agreement, the Promissory Notes and such other agreements, documents, instruments and certificates, as the same may be amended, renewed, extended, restated or supplemented from time to time, are hereinafter collectively called the 'Loan Papers'), all of which are incorporated herein by reference for all purposes, shall apply and shall govern the relationship among Borrower, Agent and Banks with respect to the Facility. "

     3.   Amendments to the Security Agreement.

          (a) Definition of Collateral. Subparagraph (b) of Paragraph 21 of the Security Agreement (see Addendum 2 to the Security Agreement regarding definition of Collateral) is hereby amended to read in its entirety as follows:

                    "(b) Definition of Collateral.  The term 'Collateral',
               as used in this Agreement, shall mean and refer to any and all rights, titles and interests of the undersigned, Contran Corporation ('Contran'), in and to the following:

                         (i) 3,121,233 shares of common stock of Keystone Consolidated Industries, Inc. ('Keystone') previously delivered and/or concurrently herewith being delivered to the Bank (the 'Keystone Shares') (which Keystone Shares presently, as of March 27, 1996, include those identified on Schedule 3 attached hereto and incorporated herein by reference);

                         (ii) 2,000,000 shares of common stock of Valhi,
                    Inc. ('Valhi') previously delivered and/or concurrently herewith being delivered to the Bank (the 'Valhi Shares') (which Valhi Shares presently, as of March 27, 1996, include those identified on Schedule 3 attached hereto and incorporated herein by reference);

                         (iii)     any and all money, securities
                    (certificated and uncertificated), instruments, investment property, financial assets, securities accounts, security entitlements and other property heretofore delivered or which shall concurrently herewith or hereafter be delivered to or come into possession, custody or control of the Bank or any third party acting on the Bank's behalf, in any manner or for any purposes whatever during the existence of this Agreement, and whether held in a general or special account or deposit or for safe-keeping, or otherwise, to the extent but only to the extent that such money, securities, instruments, investment property, financial assets, securities accounts, security entitlements and other property relate, to or constitute proceeds of the Keystone Shares or the Valhi Shares, together with any and all interest, stock rights, rights to subscribe, liquidating dividends, stock dividends, dividends in cash and other assets, new securities and other property to which Contran is or may hereafter become entitled to receive on account of the Keystone Shares and the Valhi Shares (provided, however, that, except as provided in the proviso below, any cash or stock dividends which are both declared and paid prior to the occurrence of an Event of Default and prior to the occurrence of an occurrence or event which, with the giving of notice or lapse of time, or both, would become an Event of Default may be received by Contran free and clear of the security interest created by this Agreement, provided further, however, that the foregoing proviso shall not apply to (A) cash dividends paid or payable in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital or surplus or in connection with a redemption of or exchange for any Collateral or (B) stock dividends if, at the time of declaration or payment thereof, and assuming such stock dividends were not pledged to the Bank as security for the Indebtedness, the sum of the outstanding principal amount of the Loans plus the amount available for drawing under outstanding Letters of Credit exceeds 49% of the then current aggregate market value of the Keystone Shares and Valhi Shares pledged to the Bank as security for the Indebtedness); and

                         (iv) any and all proceeds of the Keystone Shares
                    and the Valhi Shares and of the money, securities, instruments, investment property, financial assets, securities accounts, security entitlements and other property referred to in clauses (i), (ii), and (iii) preceding."

          (b) Valid Security Interest. Subparagraph (j) of Paragraph 21 of the Security Agreement (see Addendum 2 to the Security Agreement) is hereby amended to read in its entirety as follows:

                    "(j) Valid Security Interest.  Contran represents and
               warrants to the Bank that the Bank has a valid, enforceable, first priority pledge of and security interest in the Keystone Shares and the Valhi Shares."

          (c) Rule 144. Subparagraph (k) of Paragraph 21 of the Security Agreement (see Addendum 2 to the Security Agreement) is hereby amended to read in its entirety as follows:

                    "(k) Rule 144.  Contran agrees that, if ten percent or
               more of any class of Keystone Shares or Valhi Shares is then pledged as Collateral or if the Bank otherwise is or would be an affiliate of the issuer of such shares for purposes of Rule 144, (i) it shall not, without the prior written consent of the Bank (which consent shall not be unreasonably withheld), sell any securities of the issuers of the Keystone Shares or the Valhi Shares (the 'Stock'), respectively, that are of the same class as the Stock, and
               (ii) it shall (A) give prompt written notice to Agent of any sales or purchases by the undersigned, or by any other person or entity whose sales would be aggregated with those of the Bank for purposes of Rule 144, of any securities of the issuers of the Stock that are of the same class as the Stock, whether such sales or purchases have occurred within the past three (3) months from the date thereof or are proposed to occur and (B) use its best efforts to cause any person or entity whose sales are to be aggregated with those of Contran or the Bank for purposes of Rule 144 to withhold from any sales any securities of the issuers of the Stock that are of the same class as the Stock."

          (d) Addendum. Numbered Paragraph 21 of the Security Agreement which appears immediately above Borrower's signature on the fourth page of the Security Agreement is hereby amended to read in its entirety as follows:

                    "21. The terms and provisions of Addendum 1, Addendum 2
               and Addendum 3 attached hereto are hereby incorporated herein by reference for all purposes."

          (e) Addendum 3 to the Security Agreement. A new Addendum 3 is hereby added to the Security Agreement, which Addendum 3 shall read in its entirety as set forth on Seventh Amendment Addendum A attached hereto and incorporated herein by reference.

     4.   Ratifications, Representations and Warranties.

          (a) Except as expressly amended by this Amendment, the terms and provisions of the Letter Agreement and the Security Agreement are hereby ratified and confirmed and shall continue in full force and effect. The Letter Agreement and the Security Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with their terms.

          (b) Borrower hereby represents and warrants to Banks that the execution, delivery and performance of this Amendment and all other Loan Papers executed and/or delivered in connection herewith, and the performance of the transactions contemplated hereby and thereby, have been duly authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower or any other material agreement, document, instrument or certificate to which Borrower, or any of its assets, is a party or is bound or affected.

     5. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

          (a) Agent shall have received the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Banks:

               (i) the stock certificates representing the shares of common stock of Valhi, Inc. being pledged by Borrower in connection with this Amendment and instruments of transfer executed in blank by Borrower with respect to such stock certificates, and a UCC-1 financing statement executed by Borrower covering the Collateral (including such shares of common stock of Valhi, Inc.);

               (ii) an Amended and Restated Federal Reserve Form U-1 executed by Borrower pertaining to this Amendment; and

               (iii) a Corporate Certificate executed by Borrower and certain officers of Borrower evidencing that the transactions contemplated by this Amendment have been duly authorized by all requisite corporate action on the part of Borrower.

          (b) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all agreements, documents, instruments and certificates and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel, Jenkens & Gilchrist, P.C.

6.   Miscellaneous.

          (a) All representations and warranties contained in this Amendment shall survive the execution and delivery of this Amendment and the other Loan Papers, and no investigation by Agent or Banks or any closing shall affect such representations and warranties or the right of Agent and Banks to rely thereon.

          (b) The Loan Papers are hereby amended so that any reference therein to the Letter Agreement or the Security Agreement shall mean a reference to the Letter Agreement or the Security Agreement, respectively, as amended hereby.

          (c) Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

          (d) This Amendment is binding upon and shall inure to the benefit of Banks, Agent and Borrower and their respective successors and assigns; provided, however, that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Banks.

          (e)  This Amendment may be executed in one or more counterparts.

          (f) Borrower agrees to pay on demand by Agent the reasonable fees and out-of-pocket expenses of counsel to Agent and Paribas in connection with the preparation, negotiation and execution of this Amendment and the other Loan Papers executed pursuant hereto.

          (g) THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN PAPERS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN AND AMONG THE PARTIES HERETO WITH RESPECT TO THE FACILITY, THE LOANS AND THE LETTERS OF CREDIT AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN
     (1) BORROWER AND (2) AGENT OR ANY BANK.

          (h) Borrower agrees that it will, from time to time upon the request of Agent, execute and deliver to Agent such financing or continuation statements or amendments thereto, and take or cause to be taken such other actions, as may be necessary or appropriate in the reasonable opinion of Agent to create, perfect and preserve the perfected and first priority security interests in the Collateral (as defined in the Security Agreement) granted (or purported to be granted) by the Security Agreement as amended hereby.

          (i) Borrower represents and warrants that (i) the shares of common stock of Keystone Consolidated Industries, Inc. and Valhi, Inc. described on Seventh Amendment Addendum A attached hereto (the "Presently Pledged Shares") are and shall be deemed to be pledged as Collateral to secure the payment and performance of the Indebtedness (as defined in the Security Agreement) in accordance with the terms and provisions of the Security Agreement, (ii) none of the stock certificates representing the Presently Pledged Shares contains any restrictions on transfer, and (iii) the chief executive office and principal place of business of Borrower are located in Dallas County, Texas.

     If you are in agreement with all of the terms and conditions stated herein, please indicate by signing below whereupon this Amendment shall become effective as of the date first above written.

                                Sincerely,


                                BANQUE PARIBAS HOUSTON AGENCY
                                Individually and as Agent



                                By:     /s/ Christopher S. Goodwin
                                        -------------------------
                                Name:   Christopher S. Goodwin
                                Title:  Vice President




                                By:     /s/ Cheryl Johnson
                                        -------------------------
                                Name:   Cheryl Johnson
                                Title:  Assistant Vice President


                                SOCIETE GENERALE, SOUTHWEST AGENCY




                                By:     /s/ Richard M. Lewis
                                        -------------------------
                                Name:   Richard M. Lewis
                                Title:  Vice President


                                AGREED AND ACCEPTED:

                                CONTRAN CORPORATION


                                By:     /s/ William C. Timm
                                        -------------------------
                                Name:   William C. Timm